                                                                   EXHIBIT 10.48
                          Salomon Brothers Realty Corp.
                              390 Greenwich Street
                            New York, New York 10013

                                                                   March 7, 2000

New Century Mortgage Corporation/NC Capital Corporation
18400 Von Karman
Irvine, California 92612

Ladies and Gentlemen:

         Reference is made to the Letter Agreement, dated September 1, 1999 (the "Letter Agreement"), among New Century Mortgage Corporation ("New Century"), NC Capital Corporation ("NC Capital"), Salomon Brothers Realty Corp. ("SBRC") and Salomon Smith Barney ("Salomon"), pursuant to which SBRC and Salomon have made available to NC Capital an aggregation line with a limit of $750,000,000 in amount of mortgage loans. SBRC and Salomon hereby acknowledge that the amount of mortgage loans on the aggregation line in March 2000 will exceed the limit set forth in the Letter Agreement; provided, however, that each of the mortgage loans placed on the aggregation line which cause the aggregation line to be in excess of the $750,000,000 limit shall be securitized in a public securitization to be underwritten by Salomon which shall close no later than March 31, 2000.

                                            SALOMON BROTHERS REALTY CORP.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

                                            SALOMON SMITH BARNEY INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

Agreed and acknowledged:

NEW CENTURY MORTGAGE CORPORATION


By: /s/ John Kontoulis
   ------------------------
Name: John Kontoulis
Title: Vice President


NC CAPITAL CORPORATION


By: /s/ Patrick Flanagan
   ------------------------
Name: Patrick Flanagan
Title: President